UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 15, 2008

SMITH INTERNATIONAL, INC.

Delaware (State or other jurisdiction of incorporation)	1-8514 (Commission File Number)	95-3822631 (IRS Employer Identification No.)
16740 Hardy Street, Houston, Texas 77032
(Address of principal executive offices) (Zip Code)
(281) 443-3370
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Consent of Deloitte & Touche LLP
Management's Discussion and Analysis
Consolidated Financial Statements and Supplementary Data

Item 8.01 Other Events
     Subsequent to June 30, 2008, Smith International, Inc. (the “Company”) modified its segment reporting disclosure to provide investors with increased visibility into its oilfield business operations. The M-I SWACO unit has been separated from the Company’s other oilfield business operations and is being reported as a separate segment. Additionally, the Company no longer allocates corporate expenses to the various reporting segments.
     The Company now aggregates its business operations into three reportable segments: M-I SWACO, Smith Drilling and Evaluation and Distribution. The M-I SWACO segment consists of a majority-owned drilling fluid and environmental services joint venture operation. The Smith Drilling and Evaluation segment reflects two business units: Smith Technologies, a major drill bit industry participant, and Smith Services, a global provider of downhole tools, equipment, and related services. Finally, the Distribution segment consists of the Wilson distribution operations and a majority-owned interest in CE Franklin, Ltd., a publicly-traded Canadian distribution company.
     The segment information and related discussion included in “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Item 8. Financial Statements and Supplementary Data” included in the Company’s Form 10-K for the fiscal year ended December 31, 2007 has been recast to conform to the current segment reporting structure.
     The information is attached to this Current Report on Form 8-K as Exhibit 99.01 and 99.02. The information contained in this filing has been updated only to reflect the changes summarized above. It has not been otherwise updated for events occurring after the date of the Company’s consolidated financial statements, which were originally presented in the Company’s Report on Form 10-K for the fiscal year ended December 31, 2007, filed on February 29, 2008. This Current Report on Form 8-K should be read in conjunction with our Reports on Form 10-Q for the quarters ended March 31, 2008 and June 30, 2008, and our Current Reports on Form 8-K for updates of other events.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description

23.01	Consent of Deloitte & Touche LLP.

99.01	Management’s Discussion and Analysis of Financial Condition and Results of Operations which has been recast to reflect changes to the Company’s segment reporting disclosure for the fiscal year ended December 31, 2007 (Part II — Item 7 of the Report on Form 10-K for the fiscal year ended December 31, 2007, filed with the SEC on February 29, 2008).

99.02	Consolidated Financial Statements and Supplementary Data which has been recast to reflect changes to the Company’s segment reporting disclosure for the fiscal year ended December 31, 2007 (Part II — Item 8 of the Report on Form 10-K for the fiscal year ended December 31, 2007, filed with the SEC on February 29, 2008).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH INTERNATIONAL (Registrant)
Date: August 15, 2008	By:	/s/ Richard E. Chandler, Jr.
		Name:	Richard E. Chandler, Jr.
		Title:	Senior Vice President, General Counsel and Secretary

Exhibit Number	Description

23.01	Consent of Deloitte & Touche LLP.

99.01	Management’s Discussion and Analysis of Financial Condition and Results of Operations which has been recast to reflect changes to the Company’s segment reporting disclosure for the fiscal year ended December 31, 2007 (Part II — Item 7 of the Report on Form 10-K for the fiscal year ended December 31, 2007, filed with the SEC on February 29, 2008).

99.02	Consolidated Financial Statements and Supplementary Data which has been recast to reflect changes to the Company’s segment reporting disclosure for the fiscal year ended December 31, 2007 (Part II — Item 8 of the Report on Form 10-K for the fiscal year ended December 31, 2007, filed with the SEC on February 29, 2008).